UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2024

Commission file number 000-56021

ACREAGE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

British Columbia, Canada			98-1463868
(State or other jurisdiction of incorporation or organization)			(I.R.S. Employer Identification No.)

366 Madison Ave, 14th floor	New York	New York	10017
(Address of Principal Executive Offices)			(Zip Code)
(646) 600-9181
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class E subordinate voting shares	ACRHF	OTC Markets Group Inc.
Class D subordinate voting shares	ACRDF	OTC Markets Group Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company	☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01. Entry into a Material Definitive Agreement.

As previously disclosed in Acreage Holdings, Inc.’s (“Acreage” or the “Company”) Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 31, 2022, Acreage entered into an arrangement agreement (the “Floating Share Arrangement Agreement”) with Canopy Growth Corporation (“Canopy”) and Canopy USA, LLC (“Canopy USA”) and pursuant to the terms and conditions of the Floating Share Arrangement Agreement, Canopy USA will acquire all of the issued and outstanding Floating Shares as described in further detail in Acreage’s definitive proxy statement and management information circular dated February 14, 2023 (the “Circular”) filed with the SEC.
On April 25, 2024, Acreage, Canopy and Canopy USA entered into a seventh amendment to the Floating Share Arrangement Agreement (the “Amendment”). Pursuant to the terms of the Amendment, Acreage, Canopy and Canopy USA agreed to amend the Exercise Outside Date from April 30, 2024 to May 9, 2024 and to amend section 4.7(3) of the Floating Share Arrangement extending Canopy’s obligation to exercise the Canopy Call Option from 5 Business Days to 15 Business Days following the exchange of all Canopy Shares held by CBG and Greenstar into Exchangeable Canopy Shares. The completion of the Floating Share Arrangement is subject to satisfaction or, if permitted, waiver of certain closing conditions. Capitalized terms not defined herein shall, unless otherwise indicated herein, have the meanings ascribed to such terms in the Circular.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment filed as Exhibit 10.1 to this Current Report on Form 8-K (“Current Report”).

ITEM 9.01. Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description of Exhibit
10.1	Seventh Amendment to Arrangement Agreement, dated April 25, 2024, by and among Acreage Holdings, Inc., Canopy Growth Corporation and Canopy USA, LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ACREAGE HOLDINGS, INC.

/s/ Corey Sheahan
Date: April 29, 2024	Corey Sheahan
Executive Vice President, General Counsel and Secretary